SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) December 31, 1997

SABA PETROLEUM COMPANY (Exact name of registrant as specified in charter)

Delaware       1-12322             47-0617589
========================================================
(State or      (Commission         (IRS Employer
other          File Number)        Identification No.)
jurisdiction
of incorporation)

3201 Airpark Drive Suite 201, Santa Maria, CA                    93455
(Address of principal executiove offices)                   (Zip Code)

Registrant's telephone number, including area code:    (805) 347-8700

(Former name or former address, if changed since last report) Not Applicable

Item  1     Changes in Control of Registrant

            Not Applicable

Item  2     Acquisition or Disposition of Assets

            Not Applicable

Item  3     Bankruptcy or Receivership

            Not Applicable

Item  4     Changes in Registrant's Certifying Accountant

            Not Applicable


Item  5     Other Material Events.

            Issuance of Series A Convertible Preferred Stock

         On December 31, 1997 Registrant exchanged 10,000 shares of a newly created class of its preferred stock, Series A Convertible Preferred Stock, Stated Value $10,000 per share (the "Preferred Stock"), for $10 million. Included in the price for the Preferred Stock, were warrants (the "Purchase Warrants") to acquire 224,719 shares of Registrant's Common Stock, $0.001 Par Value, (the "Common Stock") for a price of $10.68 per share of Common Stock. The Purchase Warrants have a term of three years from the date of issuance. The issuee of the Preferred Stock was RGC International Investors, LDC. The issuance was effected as a placement exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by reason of Rule 506 under Regulation D promulgated under said act and by reason of the exemption contained in section 4(2) of said Act. The terms of issuance and those of the Preferred Stock are set forth in Exhibit 10.1 to this report and reference is hereby made to such exhibit for the complete terms of the issuance; the statements in this report are qualified in their entirety by reference to such exhibit.

         The Preferred Stock bears a cumulative dividend of 6% per annum and after 120 days from the date of issuance is convertible at the option of the holder into shares of Common Stock at a price which, except under special circumstances, will be determined by reference to the closing bid price of the Common Stock at a time proximate to the conversion; in no event will the conversion price be more than $9.345 per share of Common Stock. In general, conversion of the Preferred Stock can occur after 120 days from its issuance, in monthly increments of 20% of the amount issued, until 241 days from December 31, 1997, after which all of the Preferred Stock may be converted. The Preferred Stock may be converted into a maximum of approximately 2,100,000 shares of the Common Stock (subject to increase in the event of certain dilutive events), unless the Registrant fails to perform certain covenants (which includes redemption of the balance of the Preferred Stock), in which case the Preferred Stock will be convertible without limitation if either shareholder or regulatory approvals are obtained, which the Company is obligated to seek. The Preferred Stock is senior to all other classes of Registrant's equity securities.

         The Preferred Stock is redeemable by the Company at any time and must be redeemed upon the occurrence of certain events. The Company may redeem the Preferred Stock until April 29, 1998 at 115% of its stated value of $10,000 per share plus accrued dividends and the issuance of a five year warrant to purchase 200,000 shares of the Common Stock at 105% of the average closing bid price for a five day period preceding the redemption. After such time, the Company may redeem the Preferred Stock on the preceding basis, but the holder will have the ability to convert the Preferred Stock into Common Stock after receipt of a notice of conversion, except under limited circumstances. The Company is obligated to file a registration statement with the Securities and Exchange Commission covering the shares of Common Stock underlying the Preferred Stock and the Warrants before January 21, 1998 and to use its best efforts to cause the same to become effective as soon as is practicable and to keep the same current on a continuing basis.

         In connection with the issuance of the Preferred Stock, the Company paid a placement fee of $400,000 and issued a three year warrant to purchase 44,944 shares of the Common Stock at a price of $10.68 per share. Net proceeds of the issuance, approximately $9,500,000, were applied to the reduction of bank indebtedness and for working capital purposes.

          Amendment of Loan Agreement

         On December 31, 1997, in connection with securing the consent of Registrant's bank (the "Bank") to the transaction described above, Registrant entered into an amendment (the "Amendment") of its existing Bank loan agreement (the "Loan Agreement"). The terms of the consent and those of the Amendment to the Loan Agreement are set forth in Exhibits 10.2 and 10.3 to this report and reference is hereby made to such exhibits for the complete terms of the consent and amended loan agreement; the statements in this report are qualified in their entirety by reference to such exhibits.

         1.    The Consent

         The Bank executed a consent letter dated December 31, 1997, pursuant to which it approved the issuance of the Preferred Stock as described in the preceding portion of this report and the payment of dividends on the Preferred Stock and the redemption thereof, provided that at the time of payment or proposed redemption certain conditions which might impair the Bank's security did not exist.

         2.    The Amendment

    The Bank and the Registrant entered into an amendatory letter dated December 31, 1997, which had the effect of extending the maturities of two notes from Registrant to the Bank and causing the consent letter to be issued by the Bank. Pursuant to the Amendment, $7 million of the proceeds from the sale of the Preferred Stock was applied to the principal balance of the Registrant's existing Term Note, reducing the outstanding principal balance thereof to $2,688,000 at December 31, 1997.

         The Amendment requires that the Registrant reduce the principal balances of its Term Loan ($2,688,000) and Mezzanine Loan ($3,000,000) by an aggregate of $3 million on or before April 1, 1998, and the balance of the remaining Indebtedness to the Bank by an additional amount of not less than $3 million on or before June 1, 1998. Reference is made below* for a description of Registrant's Loan Agreement. As at December 31, 1997, the aggregate amount of indebtedness of Registrant to the Bank on account of principal (and after application of the $7 million payment)on all loan facilities was $26,200,000.

         The indebtedness of Registrant to the Bank is guaranteed by essentially all of Registrant's subsidiaries and is in part guaranteed by Ilyas Chaudhary, Chairman and Chief Executive Officer of Registrant. Fees of $113,755 were paid to the Bank in connection with the Amendment.


* The Loan Agreement attached as Item 10.1 to Registrant's Report 10-QSB dated September 30, 1996; The first amendment to the Loan Agreement attached as Item
10.20 to Registrant's Report 10-KSB dated December 31, 1996; The second amendment to the Loan Agreement attached as Item 10.1 to Registrant's Report 10-Q dated September 30, 1997; The third amendment to the Loan Agreement attached as Item 10.2 to Registrant's Report 10-Q dated September 30, 1997; The corrections to the second and fourth amendments to the Loan Agreement attached as Item 10.4 to Registrant's Report 10-Q dated September 30, 1997; The fourth amendment to the Loan Agreement attached as Item 10 to Registrant's Report 8-K dated September 24, 1997; (all as Commission File Number 001-13880).

Item  6     Resignation of Registrant's Directors

            Not Applicable


Item  7     Financial Statements and Exhibits


10.1              Securities Purchase Agreement dated as of December 31, 1997 by and among the Company and RGC International Investors, LDC

10.1(A) Exhibit "A" to the Securities Purchase Agreement filed herewith as Exhibit 10.1, Certificate of Designations, Preferences, and Rights of Series A Convertible Preferred Stock of the Company

10.1(B)           Exhibit "B" to the Securities Purchase Agreement filed
                    herewith as Exhibit 10.1, Stock Purchase Warrant (Closing Warrant)

10.1(C)           Exhibit "C" to the Securities Purchase Agreement filed
                    herewith as Exhibit 10.1, Registration Rights Agreement dated as of December 31, 1997 by and among the Company and RGC International Investors, LDC

10.1(C)(1)        Exhibit "1" to the Registration Rights Agreement filed
                    herewith as Exhibit 10.1(C), Authorization Letter to Transfer Agent

10.1(C)(2)        Exhibit "2" to the Registration Rights Agreement filed
                    herewith as Exhibit 10.1(C),Opinion Letter to Transfer Agent

10.1(D)           Exhibit "D" to the Securities Purchase Agreement filed
                    herewith as Exhibit 10.1,Stock Purchase Warrant (Redemption Warrant)

10.1(E) Exhibit "E" to the Securities Purchase Agreement filed herewith as Exhibit 10.1, Opinion Letter to Transfer Agent [filed as Exhibit 10.1(C)(2) herewith and incorporated herein by this reference]

10.1(F)           Schedules to the Securities Purchase Agreement filed herewith as Exhibit 10.1

10.2              Consent Letter to Preferred Stock Transaction by Bank One,
                    Texas, NA dated December 31, 1997

10.3              Amendment of First Amended and Restated Loan Agreement  dated
                    September 23, 1996, as amended, among the Company, et al. and Bank One, Texas, NA dated December 31, 1997

10.4              Fifth Amendment to First Amended and Restated Loan  Agreement
                    dated September 23, 1996, as amended, among the Company, et al. and Bank One, Texas, NA dated November 11, 1997

Item  8     Change in Fiscal Year

            Not Applicable

Item  9     Sales of Equity Securities Pursuant to Regulation S

            Not Applicable

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SABA PETROLEUM COMPANY
Date: January 15, 1998   By:/s/ Ilyas Chaudhary
                               Chief Executive Officer

Date: January 15, 1998   By: /s/Walton C. Vance
                                Chief Financial Officer